Exhibit 10





                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


Board of Directors
First Citicorp Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm as experts under the heading "Independent Accountants". Our report covering the 2001 statuatory financial statements and schedules of First Citicorp Life Insurance Company refers to a change in basis of accounting.


/s/ KPMG LLP
Hartford, Connecticut
April 26, 2002